ICR Conference January 2017 Exhibit 99.1

Forward Looking Statements This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the preliminary prospectus for this offering. You should read the prospectus, including the Risk Factors set forth therein and the documents that the Company has filed as exhibits to the registration statement, of which the prospectus is a part, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Safe Harbor

A disruptive innovation in a huge and growing industry A socially responsible, pet health-centric brand built around the contemporary consumer We are redefining what good pet food is in ways that are intuitive to consumers We deliver a value proposition relevant to the average consumer and every class of pet retailer We have a scalable and very difficult to replicate business model Who Is Freshpet?

Mission: Freshpet will significantly raise the quality standard of pet food by delivering wholesome, fresh foods to pets. Objective: Continue to build Freshpet into a fast growing, profitable and highly respected company. 4

Innovative: We seek to revolutionize the pet food industry through innovation. Challenging: We will challenge the accepted wisdom about what’s best for our pets. Transparent and Honest: We seek to be transparent and honest in every aspect of our business. Do What’s Right: We strive to do what’s right for pets, people, and the planet. Disciplined: We are disciplined and relentlessly pursue sustained, methodical improvement in all that we do. Company Values and Culture 5

*2016 Estimate based on Company guidance provided on 11/1/2016 Historical Net Sales A business built around our Mission Strong portfolio of products and product capabilities Company fridges in over 16,600* stores Growing both same store sales and distribution at the same time Strong organizational capability High consumer satisfaction and low awareness $MM Freshpet Company Progress * 6 28% CAGR

High Brand Loyalty Alignment with deep pet parent emotional motivations Differentiated Innovative forms, technologies, and appearance Manufacturing Proprietary technology, processes, and infrastructure Freshpet Fridge Branded, company-owned real estate High Capital Intensity and Established Infrastructure Significant Product Differentiation Supply Chain Only refrigerated pet food network in North America Retailer Partners Delivers benefits in traffic, frequency and retailer margins A Difficult Business to Replicate 7

Winning Product with consumers 78% Net Promoter Score Significant Untapped Potential Low awareness/ Penetration Modest distribution High Repeat rates ~70% High Barriers to entry Growing marketplace scale Significant Capacity 2X current revenue Proven Growth Model Impactful Advertising model Strong and building digital presence Positive Cash Flow Opportunity to Benefit from Scale This strongly suggests that it is time to shift from high innovation model to a scaling and efficiency model Current Situation Current Capabilities An Inflection Point: From Innovation to Scaling 8

Drive Awareness, Education and Penetration Accelerate Distribution Build Developmental Growth Opportunities Marketing Model Operational Efficiencies Distribution Growth Future Growth Horizon Operations Improvement Initiatives Compelling opportunity to significantly scale business through strategic initiatives 9 Freshpet is Fortunate to have Several Growth Pillars

Next steps Fourth quarter and full year 2016 financial results in March and strategic and operational update 10